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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 17, 2002

                                 EUROTECH, LTD.

             (Exact name of registrant as specified in its charter)



     District of Columbia          000-22129                     33-0662435
----------------------------   -----------------------       -------------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)


                          10306 Eaton Place, Suite 220
                             Fairfax, Virginia 22030
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (703) 352-4399

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         A copy of the Registrant's Press Release dated May 17, 2002 is filed hereto as Exhibit 99.12 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

Set forth below is a list of Exhibits included as part of this Current Report.

         99.12             Press Release of Registrant dated May 17, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EUROTECH LTD.

May 17, 2002





BY: /S/ TODD J. BROMS
---------------------------------
                     TODD J. BROMS
         PRESIDENT AND CHIEF EXECUTIVE OFFICER